UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 5, 2017

Date of Report (Date of earliest event reported)

YuMe, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36039	27-0111478
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1204 Middlefield Road, Redwood City, CA	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 591-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02	Results of Operations and Financial Condition.

On May 9, 2017, YuMe, Inc., (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2017. A copy of this press release is attached hereto as exhibit 99.1.

Item 4.01	Change in Registrant’s Certifying Accountant.

(b) Engagement of New Independent Registered Public Accounting Firm.

On May 5, 2017, the Audit Committee of the Board of Directors of the Company approved the engagement of Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm effective as of May 11, 2017 for the year ending December 31, 2017.

During the two fiscal years ended December 31, 2016 and December 31, 2015 and during the subsequent interim period from January 1, 2017 through May 9, 2017, neither the Company nor anyone on its behalf consulted Moss Adams regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Items 304(a)(1)(iv) and 304(a)(1)(v) of Regulation S-K, respectively.

Item 8.01	Other Events.

The Company has scheduled an earnings call with investors on May 9, 2017, to provide financial results for the first quarter ended March 31, 2017 as provided in Item 2.02 of this report.

As previously announced on our Form 8-K filed March 6, 2017, the Board of Directors of the Company set the date of its 2017 Annual Meeting of Stockholders for July 27, 2017 and on May 5, 2017 the Board of Directors of the Company set the record date for its 2017 Annual Meeting of Stockholders as May 31, 2017.

Item 9.01	Financial Statements and Exhibits.

The information included in exhibit 99.1 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated May 9, 2017 (furnished)
99.2	Advertiser Metrics (furnished)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YuMe, Inc.

/s/ TONY CARVALHO
Tony Carvalho
Chief Financial Officer
(Principal Financial Officer and Duly Authorized Signatory)

Dated: May 9, 2017

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated May 9, 2017 (furnished)
99.2	Advertiser Metrics (furnished)